UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2004

MetroPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-111470	75-2550006
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

8144 Walnut Hill Lane
Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)

(214) 265-2550

(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits.

(c	)	Exhibits.

		99.1*	Pressrelease dated May 7, 2004.

*—Furnished Herewith

ITEM 12. Results of Operations and Financial Condition.

The information included in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On May 7, 2004, MetroPCS, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the first quarter of 2004. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS, INC.

Date: May 7, 2004	By:	/s/ Roger D. Linquist
	Name:	Roger D. Linquist
	Title:	President, Chief Executive Officer, Secretary and Chairman of the Board